Offerings - Offering: 1	Jun. 25, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 6,501,000.00
Amount of Registration Fee	$ 897.79
Offering Note	The maximum aggregate amount of the securities to which the amended prospectus relates is $6,501,000. The fee of $897.79 for the aggregate of . $6,501,000.00 was previously paid - Accession No. 001104659-26-077549.